Execution Version

FIFTH AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT
This Fifth Amendment to Noteholder Forbearance Agreement (this “Amendment”) is entered into as of July 27, 2021, by and among GTT Communications, Inc., a Delaware corporation (the “Issuer”), GTT Americas, LLC, a Delaware limited liability company, GTT Global Telecom Government Services, LLC, a Virginia limited liability company, GC Pivotal, LLC, a Delaware limited liability company, Communication Decisions – SNVC, LLC, a Virginia limited liability company, Electra Ltd., a Virginia corporation and Core 180, LLC, a Delaware limited liability company (each such direct or indirect subsidiary of the Issuer, a “Guarantor” and, together, the “Guarantors”), and each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Notes (as hereinafter defined) (collectively, the “Consenting Noteholders” and, together with the Issuer and the Guarantors, collectively, the “Parties”).

RECITALS
A.    The Issuer, the Guarantors and Wilmington Trust, National Association, as trustee, are parties to that certain Indenture, dated as of December 22, 2016, (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), under which the Issuer’s 7.875% Senior Notes due 2024 (the “Notes”) were issued.
B.     The Issuer and the Guarantors entered into that certain Noteholder Forbearance Agreement, dated as of December 28, 2020 (the “December Forbearance Agreement”) with the Forbearing Noteholders (as defined in the December Forbearance Agreement).
C.    Requisite Forbearing Noteholders (as defined in the December Forbearance Agreement) provided certain acknowledgements relating to the December Forbearance Agreement in Section 3(b) of that certain First Amendment to Priming Facility Credit Agreement, dated as of February 11, 2021, among the Issuer, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent (the “Agent”).
D.    The Issuer, the Guarantors and Requisite Forbearing Noteholders amended the December Forbearance Agreement on March 29, 2021 (the “First Amendment”) to, among other things, extend the date and time “5:00 p.m., New York City time, on March 31, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement, to the date and time “5:00 p.m., New York City time, April 15, 2021” and add the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as a Noteholder Specified Default (as defined in the Forbearance Agreement (as defined below)).
E.    On April 12, 2021, Requisite Forbearing Noteholders consented to an extension (the “First Extension”) of the date and time “5:00 p.m., New York City time, on April 15, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment), to the date and time “5:00 p.m., New York City time, on April 22, 2021.”
F.    On April 19, 2021, Requisite Forbearing Noteholders consented to an extension (the “Second Extension”) of the date and time “5:00 p.m., New York City time, on April 22, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as

previously amended by the First Amendment and the First Extension), to the date and time “5:00 p.m., New York City time, on May 3, 2021”.
G.    On April 28, 2021, Requisite Forbearing Noteholders consented to an extension (the “Third Extension”) of the date and time “5:00 p.m., New York City time, on May 3, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension and the Second Extension), to the date and time “5:00 p.m., New York City time, on May 10, 2021”.
H.    The Issuer, the Guarantors and Requisite Forbearing Noteholders amended the December Forbearance Agreement on May 10, 2021 (the “Second Amendment”) to, among other things, extend the date and time “5:00 p.m., New York City time, on May 10, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, and the Third Extension), to the date and time “5:00 p.m., New York City time, on May 17, 2021” and to make certain other technical amendments.
I.     The Issuer, the Guarantors and Requisite Forbearing Noteholders amended the December Forbearance Agreement on May 17, 2021 (the “Third Amendment”) to, among other things, extend the date and time “5:00 p.m., New York City time, on May 17, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension and the Second Amendment), to the date and time “5:00 p.m., New York City time, on June 3, 2021” and add the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 as a Noteholder Specified Default.
J.    On May 28, 2021, Requisite Forbearing Noteholders consented to an extension (the “Fourth Extension”) of the date and time “5:00 p.m., New York City time, on June 3, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Second Amendment and the Third Amendment), to the date and time “5:00 p.m., New York City time, on June 17, 2021”.
K.    On June 11, 2021, Requisite Forbearing Noteholders consented to an extension (the “Fifth Extension”) of the date and time “5:00 p.m., New York City time, on June 17, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Third Amendment and the Fourth Extension), to the date and time “5:00 p.m., New York City time, on June 28, 2021”.
L.    The Issuer, the Guarantors and Requisite Forbearing Noteholders amended the December Forbearance Agreement on June 28, 2021 (the “Fourth Amendment”) to, among other things, extend the date and time “5:00 p.m., New York City time, on June 28, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Second Amendment, the Third Amendment, the Fourth Extension and the Fifth Extension), to the date and time “5:00 p.m., New York City time, on July 6, 2021” and add the Company’s failure to make the interest payment due on June 30, 2021 on the Notes as required under the Indenture as a Noteholder Specified Default.

M.    On July 6, 2021, Requisite Forbearing Noteholders consented to an extension (the “Sixth Extension”) of the date and time “5:00 p.m., New York City time, on July 6, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Second Amendment, the Third Amendment, the Fourth Extension, the Fifth Extension and the Fourth Amendment) to the date and time “5:00 p.m., New York City time, on July 12, 2021.”
N.    On July 12, 2021, Requisite Forbearing Noteholders consented to an extension (the “Seventh Extension”) of the date and time “5:00 p.m., New York City time, on July 12, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Second Amendment, the Third Amendment, the Fourth Extension, the Fifth Extension, the Fourth Amendment and the Sixth Extension), to the date and time “5:00 p.m., New York City time, on July 20, 2021”.
O.    On July 20, 2021, Requisite Forbearing Noteholders consented to an extension (the “Eighth Extension”) of the date and time “5:00 p.m., New York City time, on July 20, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension, the Second Extension, the Third Extension, the Second Amendment, the Third Amendment, the Fourth Extension, the Fifth Extension, the Fourth Amendment, the Sixth Extension and the Seventh Extension, the “Forbearance Agreement”), to the date and time “5:00 p.m., New York City time, on July 27, 2021”.
P.    Terms used but not otherwise defined herein shall have the meanings given to them in the Forbearance Agreement or the Indenture, as applicable.
Q.    Subject to the terms and conditions set forth in the Forbearance Agreement, the Forbearing Noteholders have agreed to forbear, solely during the Noteholder Forbearance Period, from exercising their default-related rights and remedies against the Issuer and the Guarantors with respect to the Noteholder Specified Defaults.
R.    The Issuer, the Guarantors and the Consenting Noteholders (which constitute the Requisite Forbearing Noteholders) desire to amend the Forbearance Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.Amendments to Forbearance Agreement.
(a)The date “July 27, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the Forbearance Agreement is hereby replaced with “August 3, 2021”.

(b)The second sentence of Section 7(f) of the Forbearance Agreement is hereby deleted and replaced with the following: “Further, the Issuer shall notify the Noteholder Advisors (who may share such notice with any Forbearing Noteholder that (i) is party to a confidentiality agreement with the Issuer (a “Confidentiality Agreement”) and (ii) consents to receipt of such information pursuant to a Confidentiality Agreement (which notice shall, if sent prior to the “Public Disclosure Time” as defined in such Confidentiality Agreement, be subject to the cleansing provisions of such Confidentiality Agreement)) of the material terms of any amendment, waiver, supplement, or other modification to the Existing Infrastructure Sale Agreement or any Replacement Infrastructure Sale Agreement (such notice, a “Sale Amendment Notice”) as soon as reasonably practicable but in no event less than two (2) Business Days in advance of the effectiveness of any such amendment, waiver, supplement or other modification to the Existing Infrastructure Sale Agreement or any Replacement Infrastructure Sale Agreement, which for the avoidance of doubt, shall include any waiver of any Condition under the Existing Infrastructure Sale Agreement. In addition, the Issuer shall notify the Noteholder Advisors (who may share such notice with any Forbearing Noteholder that (i) is party to a Confidentiality Agreement and (ii) consents to receipt of such information pursuant to a Confidentiality Agreement (which notice shall, if sent prior to the “Public Disclosure Time” as defined in such Confidentiality Agreement, be subject to the cleansing provisions of such Confidentiality Agreement)) as soon as reasonably practicable but in no event less than five (5) Business Days prior to the occurrence of Completion (as defined in the Existing Infrastructure Sale Agreement) (such notice, a “Sale Completion Notice”). Following receipt of any Sale Amendment Notice or Sale Completion Notice, the Requisite Forbearing Noteholders shall have the right, in their sole discretion, upon written notice to the Issuer, to terminate this Agreement; provided that such termination shall be effective upon the earlier of (x) the later of (A) one (1) Business Day and (B) 24 hours following delivery of such written notice and (y) any Termination Event. Further, the Issuer’s failure to timely provide such advance notice shall give rise to an immediate Forbearance Default, without any requirement of the Requisite Forbearing Noteholders to provide notice thereof.”
SECTION 2.Acknowledgements.
The Consenting Noteholders hereby consent to the extension of the date “July 27, 2021” set forth in the first sentence of each of Section 6.01(a) and Section 6.01(b) of the Priming Facility Credit Agreement to August 3, 2021 (the “PTL Extension”), and each reference to the “Priming Facility Credit Agreement” in the Forbearance Agreement shall mean the Priming Facility Credit Agreement as amended by the PTL Extension (and any prior amendments).

SECTION 3.Effectiveness.
The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment. This Amendment will be effective as of the date (i) each of the Parties shall have executed and delivered counterpart signature pages of this Amendment to counsel to each of the other Parties (which signature pages of this Amendment may be delivered by counsel in electronic form), (ii) the Issuer shall have paid the reasonable and documented fees, charges and disbursements of Latham & Watkins LLP, counsel to the Forbearing Noteholders, and Centerview Partners LLC (“Centerview”), financial advisors to the Forbearing Noteholders, incurred in connection with this Agreement or in connection with any other agreements or documentation entered into prior to the date hereof, including, for the avoidance of doubt, any outstanding Monthly Advisory Fees (as defined in the engagement letter, dated as of September 25, 2020 between the Issuer and Centerview) and (iii) the Required Lenders (as defined in the Existing Credit Agreement) shall have provided written consent (which may be evidenced by email from counsel) to the extension of the date “July 27, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the Fourth Credit Facilities Forbearance Agreement (as defined in the Second Amendment) to “August 3, 2021”.

SECTION 4.Amendments.
This Amendment may be modified, amended or supplemented only by an instrument in writing signed by the Issuer, the Guarantors and the Requisite Forbearing Noteholders or by written consent (which may be evidenced by email from counsel) of the Issuer, the Guarantors and the Requisite Forbearing Noteholders. Any provision in this Amendment may be waived by an instrument in writing signed by the Party against whom such waiver is to be effective, and any date or deadline set forth herein may be extended by written consent of the Requisite Forbearing Noteholders (which may be evidenced by email from counsel).
SECTION 5.Governing Law; Consent to Jurisdiction.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 12.08 OF THE INDENTURE RELATING TO SUBMISSION TO JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
SECTION 6.Construction.
This Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties hereto. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the Parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The Parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”
SECTION 7.Counterparts.
This Amendment may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of the Forbearance Agreement, as amended, shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.Time of Essence.
Time is of the essence in the performance of the obligations of the Parties hereunder and with respect to all conditions to be satisfied by such Parties.
SECTION 10.Section Headings.
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 11.Notices.
Except as set forth herein, all notices, requests, and demands to or upon the respective Parties hereto shall be given in accordance with the Indenture or in such other manner and to such persons as agreed upon by the Parties hereto.
SECTION 12.Assignments.
This Amendment shall be binding upon and inure to the benefit of the Issuer, the Guarantors, the Forbearing Noteholders and their respective successors and assigns.
SECTION 13.Relationship of Parties; No Third Party Beneficiaries.
Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Issuer and the Guarantors, on the one hand, and the Forbearing Noteholders, on the other hand. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the Parties hereto. No person other than a Party hereto is intended to be a beneficiary hereof and no person other than a Party hereto shall be authorized to rely upon or enforce the contents of this Amendment.
SECTION 14.Final Agreement.
THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE INDENTURE AND THE GUARANTEES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
SECTION 15.Separately Managed Accounts.
The Parties hereto acknowledge that all representations, warranties, covenants and other agreements made by or with respect to any Noteholder that is a separately managed account of an investment manager identified on the signature pages hereto (the “Manager”) are being made only with respect to the assets managed by such Manager on behalf of such Noteholder, and shall not apply to (or be deemed to be made in relation to) any assets or interests that may be beneficially owned by such Noteholder that are not held through accounts managed by such Manager.

[Signature Pages Follow]

 IN WITNESS WHEREOF, this Amendment has been executed by the Parties hereto as of the date first written above.
                        GTT COMMUNICATIONS, INC.

By:/s/ Donna Granato                                                    Name: Donna Granato
                        Title: Interim Chief Financial Officer

                        GTT AMERICAS, LLC
GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
GC PIVOTAL, LLC
COMMUNICATION DECISIONS – SNVC, LLC
ELECTRA LTD.
CORE 180, LLC

By:/s/ Donna Granato                                            Name: Donna Granato
                        Title: Chief Financial Officer
SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

DDJ CAPITAL MANAGEMENT, LLC, on behalf of certain funds and accounts it manages and/or advises

By:    /s/ David J. Breazzano
Name:     David J. Breazzano
Title:    President

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

CREDIT SUISSE ASSET MANAGEMENT, LLC, in its capacity as investment manager, sub-adviser, or similar capacity on behalf of certain holders of the 7.875% Senior Notes due 2024 of GTT Communications, Inc.

By:    /s/ Thomas Flannery
    Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

HG VORA CAPITAL MANAGEMENT, LLC, as investment advisor on behalf of certain funds and managed accounts

By:     HG Vora Capital Management, LLC,
    as investment advisor

By:    /s/ Mandy Lam
Name:    Mandy Lam
Title:    Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

ARISTEIA CAPITAL, L.L.C., solely in its capacity as Investment Manager to underlying fund holders

By:    /s/ Robert H. Lynch, Jr.
Name:    Robert H. Lynch, Jr.
Title:    Manager
    Aristeia Capital, L.L.C.

By:    /s/ Andrew B. David
Name:    Andrew B. David
Title:    Chief Operating Officer
    Aristeia Capital, L.L.C.

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT